                                                                    Exhibit 99.3


                         ALBANY MOLECULAR RESEARCH, INC.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

                              BASIS OF PRESENTATION

Albany Molecular Research, Inc. (the Company or AMRI) is a leading chemistry research and drug discovery and development company focused on applications for the pharmaceutical, biotechnology, and life sciences industries. The Company offers services traditionally provided by chemistry divisions within pharmaceutical and biotechnology companies, including drug discovery, medicinal chemistry, chemical development, analytical chemistry services and small-scale and pilot plant manufacture and active ingredient bulk manufacturing. The Company also conducts proprietary research and development which may lead to the Company receiving up-front service fees and milestone payments for advancing new products as well as royalties for new drugs successfully reaching the market.

On January 25, 2001, AMRI completed the acquisition of New Chemical Entities, Inc. (NCE) of Bothell, Washington for approximately $23,000 of which $22,400 was in cash and $600 in assumed debt. The acquisition of NCE provides AMRI with broader drug discovery technologies, including: new drug discovery capabilities and sourcing from over 100,000 natural product extracts, partially purified extracts and fully purified compounds from microbial, fungal and medicinally active botanical sources; extensive capabilities in natural products chemistry, computational chemistry and combinatorial synthesis, particularly as applied to natural product templates and new drug chemical scaffolds; and expertise in drug discovery genomics. Similar to AMRI's business model, NCE offers its contract chemistry, genomics, informatics and drug discovery services on a full-time equivalent (FTE) basis. NCE also sells or licenses its libraries to customers for high throughput screening and novel drug lead discovery.

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of NCE by AMRI, referred to as the "Acquisition".

The September 30, 2000 unaudited pro forma condensed combined balance sheet gives effect to the Acquisition by AMRI, which was completed on January 25, 2001. The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on September 30, 2000. The unaudited pro forma condensed combined statements of income gives effect to the Acquisition as if it had occurred on January 1, 1999.

The unaudited pro forma condensed combined financial information includes the historical consolidated financial statements of AMRI and NCE and the preliminary respective pro forma adjustments based on available information and management's assumptions to reflect the Acquisition. The pro forma financial information does not purport to represent what AMRI's financial position or results of operations would actually have been had the Acquisition occurred on these dates and are not necessarily indicative of AMRI's financial position or results of operations for any future period. The unaudited pro forma condensed combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere herein.

                 ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY
              Unaudited Pro Forma Condensed Combined Balance Sheet
                               September 30, 2000
                                 (in thousands)


                                                                                              PRO FORMA          PRO FORMA
                                                            AMRI              NCE            ADJUSTMENTS          COMBINED


ASSETS
Current assets:
   Cash and cash equivalents                                 $16,589            $1,270         $ (23,000)            $(5,141)
   Accounts receivable, net                                    7,481               444                                 7,925
   Royalty income receivable                                   7,400                                                   7,400
   Investment securities                                      14,743                                                  14,743
   Chemical compounds and libraries                            1,389                                5,112              6,501
   Unbilled services                                              36                                                      36
   Other current assets                                        1,977                99                                 2,076
                                                      ----------------- ----------------- ------------------ -------------------
     Total current assets                                     49,615             1,813           (17,888)             33,540

Property and equipment, net                                   24,387             2,056                350             26,793

Other assets:
   Intangible assets and patents, net                          2,372               318             12,180             14,870
   Equity investments in unconsolidated affiliates            15,929                                                  15,929
   Convertible subordinated debenture from
   unconsolidated affiliate                                   15,000                                                  15,000
   Other assets                                                2,284               420              3,293              5,997
                                                      ----------------- ----------------- ------------------ -------------------
     Total other assets                                       35,585               738             15,473             51,796
                                                      ----------------- ----------------- ------------------ -------------------

Total assets                                                $109,587            $4,607           $(2,065)           $112,129
                                                      ================= ================= ================== ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses                      $6,300             $ 704            $  108            $  7,112
   Unearned income                                               781               225                                 1,006
   Current installments of long-term debt                          -             1,072              (600)                472
   Other current liabilities                                     205                                                     205
                                                      ----------------- ----------------- ------------------ -------------------
     Total current liabilities                                 7,286             2,100              (492)              8,795

Long-term liabilities:
   Deferred gain on sale of equipment                              -             1,162            (1,162)                  -
   Long-term debt, less current portion                            -             1,033                                 1,033
                                                      ----------------- ----------------- ------------------ -------------------
Total liabilities                                              7,286             4,196            (1,654)              9,828
                                                      ----------------- ----------------- ------------------ -------------------

Stockholders' equity:                                        102,301               411              (411)             102,301
                                                      ----------------- ----------------- ------------------ -------------------

Total liabilities and stockholders' equity                  $109,587            $4,607          $ (2,065)            $112,129
                                                      ================= ================= ================== ===================


    The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                 ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY
           Unaudited Pro Forma Condensed Combined Statement of Income
                    (in thousands, except for per share data)


                                                             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                              ------------------------------------------------------------------------------
                                                                                          PRO FORMA         PRO FORMA
                                                      AMRI                 NCE           ADJUSTMENTS         COMBINED
                                              ----------------------- ---------------- ------------------ ------------------



Net contract revenue                                       $26,557           $1,483                  -            $28,040
Recurring royalties                                         20,894                -                  -             20,894
                                              ----------------------- ---------------- ------------------ ------------------
Total revenue                                               47,451            1,483                  -             48,934

Cost of contract revenue                                    14,847            1,198                 88             16,133
Technology incentive award                                   2,089                -                  -              2,089
Research and development                                     1,499              769                  -              2,268
Selling, general and administrative                          5,695            1,966                515              8,176
                                              ----------------------- ---------------- ------------------ ------------------
Total costs and expenses                                    24,130            3,933                603             28,666
                                              ----------------------- ---------------- ------------------ ------------------

Income (loss) from operations                               23,321          (2,450)              (603)             20,268

 Equity in income of unconsolidated
     affiliates                                                378                -                  -                378
 Interest expense                                                              (58)                  -                (58)
 Other income, net                                           2,047              142                  -              2,189
                                              ----------------------- ---------------- ------------------ ------------------

Income (loss) before income taxes                           25,746          (2,366)              (603)             22,777

Income tax expense                                           9,640                                221               9,419
                                              ----------------------- ---------------- ------------------ ------------------

Net income (loss)                                          $16,106         $(2,366)             $(382)            $13,358
                                              ======================= ================ ================== ==================

Basic earnings per share                                       $0.54                                              $  0.45
Diluted earnings per share                                     $0.51                                              $  0.43

Weighted average number of shares:

     Basic                                                    29,709                                               29,709
     Diluted                                                  31,356                                               31,356


    The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                 ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY
           Unaudited Pro Forma Condensed Combined Statement of Income
                    (in thousands, except for per share data)

                                                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                              --------------------------------------------------------------------------------
                                                                                        PRO FORMA              PRO FORMA
                                                    AMRI              NCE              ADJUSTMENTS              COMBINED
                                              ----------------- ----------------- ---------------------- ---------------------
Net contract revenue                                   $22,027            $1,742                      -               $23,769
Recurring royalties                                     21,444                 -                      -                21,444
                                              ----------------- ----------------- ---------------------- ---------------------
Total revenue                                           43,471             1,742                      -                45,213
                                              ----------------- ----------------- ---------------------- ---------------------

Cost of contract revenue                                12,491             1,261                    117                13,869
Technology incentive award                               2,132                 -                      -                 2,132
Research and development                                 1,827               769                      -                 2,596
Selling, general and administrative                      6,873             1,587                    687                 9,147
                                              ----------------- ----------------- ---------------------- ---------------------
Total costs and expenses                                23,323             3,617                    687                27,744
                                              ----------------- ----------------- ---------------------- ---------------------

Income (loss) from operations                           20,148           (1,875)                   (804)               17,469

Other income (expense):
Equity in income (loss) of unconsolidated
affiliates                                                (98)                                                            (98)
Interest expense                                         (158)              (71)                      -                  (229)
Other income, net                                       2,077                60                       -                 2,137
                                              ----------------- ----------------- ---------------------- ---------------------

Income (loss) before income taxes                       21,969           (1,886)                  (804)                19,279

Income tax expense                                       8,195                                      295                 7,900
                                              ----------------- ----------------- ---------------------- ---------------------

Net income (loss)                                      $13,774         $ (1,886)                 $(509)               $11,379
                                              ================= ================= ====================== =====================


Basic earnings per share                                 $0.51                                                          $0.42
Diluted earnings per share                               $0.46                                                          $0.38

Weighted average number of shares:

     Basic                                              27,132                                                         27,132
     Diluted                                            29,634                                                         29,634


    The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                 ALBANY MOLECULAR RESEARCH, INC. AND SUBSIDIARY
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                             (Dollars in thousands)

1.  GENERAL

Albany Molecular Research, Inc. (the Company) is a leading chemistry research and drug discovery and development company focused on applications for the pharmaceutical, biotechnology, and life sciences industries. The Company offers services traditionally provided by chemistry divisions within pharmaceutical and biotechnology companies, including drug discovery, medicinal chemistry, chemical development, analytical chemistry services and small-scale and pilot plant manufacture and active ingredient bulk manufacturing. The Company also conducts proprietary research and development which may lead to the Company receiving up-front service fees and milestone payments for advancing new products as well as royalties for new drugs successfully reaching the market.

On January 25, 2001, AMRI completed the acquisition of New Chemical Entities, Inc. (NCE) of Bothell, Washington for approximately $23,000 of which $22,400 was in cash and $600 in assumed debt. The acquisition of NCE provides AMRI with broader drug discovery technologies, including: new drug discovery capabilities and sourcing from over 100,000 natural product extracts, partially purified extracts and fully purified compounds from microbial, fungal and medicinally active botanical sources; extensive capabilities in natural products chemistry, computational chemistry and combinatorial synthesis, particularly as applied to natural product templates and new drug chemical scaffolds; and expertise in drug discovery genomics. Similar to AMRI's business model, NCE offers its contract chemistry, genomics, informatics and drug discovery services on a full-time equivalent (FTE) basis. NCE also sells or licenses its libraries to customers for high throughput screening and novel drug lead discovery.

2.  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS

The total purchase price paid in cash for the shares of NCE was approximately $22,400. In addition, the Company assumed $600 in debt to shareholders. The purchase price was substantially financed with the proceeds from the follow-on offering which the Company completed on October 5, 2000. The net proceeds from the follow-on offering totaled approximately $118,600 and are not included in the pro forma balance sheet. The transaction is being accounted for as a purchase and therefore the total purchase cost is being allocated to the assets acquired and liabilities assumed with the excess purchase price recorded to goodwill. This allocation may change when the final valuation is completed.

3.  UNAUDITED PRO FORMA CONDENESED COMBINED STATEMENT OF INCOME ADJUSTMENTS

     A) Amortization of intangibles - Included is an adjustment to selling general and administrative costs relating to the amortization of the newly acquired goodwill and identified intangible assets of NCE. The amortization period for both is fifteen years and is currently not considered deductible for tax purposes.

     B) Reduction of administrative costs - The Company has entered into agreements to permanently eliminate certain positions at NCE. Included is an adjustment to selling general and administrative costs related to the expenses associated with the elimination of these positions estimated at $300.

     C) Depreciation - Included is an adjustment to cost of revenue relating to the additional depreciation expense for the increase in the value of property and equipment which is being depreciated over three years.

     D) Income taxes - Included is an adjustment to reflect the tax impact of the aforementioned adjustments, if any, as well as the benefit from NCE's net operating loss carryforward.


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